SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 25, 2007

Wells Real Estate Fund I

(Exact Name of Registrant as Specified in Charter)

Georgia	0-14463	58-1565512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Disposition of Assets

Disposition of Black Oak Plaza

On January 25, 2007, Wells Real Estate Fund I (the “Registrant”) sold a retail shopping center containing approximately 69,000 rentable square feet and located in Knoxville, Tennessee (“Black Oak Plaza”) to Cloverleaf Village, LLC, an unaffiliated third party, for a gross sales price of $3,700,000, excluding closing costs. The Registrant has collected net sale proceeds of approximately $3.5 million and recorded a gain of approximately $0.5 million from the sale of Black Oak Plaza, which may be adjusted as additional information becomes available in subsequent periods.

Item 9.01. Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2006	F-2

Pro Forma Statement of Operations for the nine months ended September 30, 2006	F-3

Pro Forma Statement of Operations for the year ended December 31, 2005	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND I
(Registrant)

	By:	Wells CAPITAL, INC.
General Partner

		By:	/s/ Douglas P. Williams
Douglas P. Williams
Senior Vice President

Date: January 31, 2007

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WELLS REAL ESTATE FUND I

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund I (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2005, and in its quarterly report filed on Form 10-Q for the nine months ended September 30, 2006.

The following unaudited pro forma balance sheet as of September 30, 2006 has been prepared to give effect to the January 25, 2007 sale of Black Oak Plaza and the November 6, 2006 sale of Paces Pavilion as if the dispositions and distribution of net sale proceeds therefrom had occurred on September 30, 2006. Black Oak Plaza and Paces Pavilion are 100% owned by the Registrant.

The following unaudited pro forma statements of operations for the year ended December 31, 2005 and nine months ended September 30, 2006 have been prepared to give effect to the sales of the remaining office portion of Heritage Place and Paces Pavilion (collectively, the “Prior Dispositions”) and Black Oak Plaza as if the dispositions occurred on January 1, 2005. Fund I and Fund II Tucker sold the remaining office portion of Heritage Place on May 10, 2006. The Registrant holds an equity interest of approximately 51.9% in Fund I and Fund II Tucker, a joint venture between the Registrant and Fund II and Fund II-OW. Fund II and Fund II-OW is a joint venture between Wells Real Estate Fund II and Wells Real Estate Fund II-OW.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the Prior Dispositions and Black Oak Plaza had been consummated as of January 1, 2005. Specifically, the accompanying pro forma statements of operations do not include the Registrant’s portion of the non-recurring gains or losses that would have been recognized if the aforementioned property sales had occurred on January 1, 2005.

WELLS REAL ESTATE FUND I

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2006

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Paces Pavilion		Black Oak Plaza		Pro Forma Total
ASSETS:
Real estate assets, at cost:
Land	$737,770	$0		$(737,770)		$0
Building and improvements, less accumulated depreciation of $3,622,521 as of September 30, 2006	2,187,647	0		(2,187,647)		0
Assets held for sale, net	2,077,525	(2,077,525	)(b)	0		0

Total real estate assets	5,002,942	(2,077,525)		(2,925,417)		0

Investment in joint ventures	6,047	0		0		6,047
Cash and cash equivalents	5,736,022	4,070,042	(c)	3,468,816	(c)	13,274,880
Tenant receivables, net	122,647	0		(35,365)		87,282
Deferred leasing costs, less accumulated amortization of $33,132 as of September 30, 2006	68,499	0		(68,499)		0
Other assets	82,680	(33,778	)(d)	(20,043	)(d)	28,859
Other assets held for sale, net	179,523	(179,523	)(e)	0		0

Total assets	$11,198,360	$1,779,216		$419,492		$13,397,068

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable, accrued expenses, and refundable security deposits	$115,294	$(33,778	)(d)	$(20,043	)(d)	$61,473
Accrued capital expenditures	25,744	0		0		25,744
Due to affiliates	13,291	0		0		13,291
Deferred income	20,350	0		0		20,350

Total liabilities	174,679	(33,778)		(20,043)		120,858

Partners’ capital:
Limited partners:
Class A – 98,716 units outstanding	11,023,091	1,072,822	(f)	256,898	(f)	12,352,811
Class B – 42,568 units outstanding	0	740,172	(f)	182,637	(f)	922,809
General partners	590	0		0		590

Total partners’ capital	11,023,681	1,812,994		439,535		13,276,210

Total liabilities and partners’ capital	$11,198,360	$1,779,216		$419,492		$13,397,068

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of September 30, 2006.
(b)	Reflects the basis in land, building, and improvements as of September 30, 2006.
(c)	Reflects the Registrant’s assumed distribution of net proceeds resulting from property sales.
(d)	Reflects refundable security deposits
(e)	Reflects deferred rent receivable and unamortized deferred leasing costs.
(f)	Reflects the Registrant’s pro forma gains allocated from the respective property sales. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

WELLS REAL ESTATE FUND I

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

(Unaudited)

	Historical(a)	Pro Forma Adjustments
		Prior Dispositions		Black Oak Plaza		Pro Forma Total
REVENUES:
Rental income	$316,826	$0		$(316,826	)(b)	$0
Tenant reimbursements	129,500	0		(129,500)		0
Interest and other income	173,673	0		(319)		173,354

Total revenues	619,999	0		(446,645)		173,354

EXPENSES:
Property operating costs	173,469	0		(173,469)		0
Management and leasing fees	21,769	0		(21,769	)(c)	0
Depreciation	121,712	0		(121,712	)(d)	0
Amortization	9,059	0		(9,059	)(e)	0
Lease termination expense	2,133	0		(2,133)		0
Legal and accounting	221,756	0		(13,086)		208,670
Partnership administration	138,181	0		0		138,181
Bad debt expense	42,428	0		(42,428)		0

Total expenses	730,507	0		(383,656)		346,851

LOSS FROM REAL ESTATE OPERATIONS	(110,508)	0		(62,989)		(173,497)

EQUITY IN LOSS OF JOINT VENTURE	(435,043)	431,054	(f)	0		(3,989)

LOSS FROM CONTINUING OPERATIONS	$(545,551)	$431,054		$(62,989)		$(177,486)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ALLOCATED TO:
Class A limited partners	$(545,805)	$431,054		$(62,678)		$(177,429)

Class B limited partners	$0	$0		$0		$0

General partners	$254	$0		$(311)		$(57)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS PER UNIT:
Class A limited partners	$(5.53)	$4.37		$(0.63)		$(1.79)

Class B limited partners	$0.00	$0.00		$0.00		$0.00

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of September 30, 2006.
(b)	Rental income is recognized on a straight-line basis.
(c)	Management and leasing fees are generally calculated at 6% of rental income and tenant reimbursement upon the collection thereof.
(d)	Depreciation expense is recognized on a straight-line basis over a 40-year life for building assets, a 20-year life for land improvement assets, and lives ranging from 5-25 years for building improvements, and the shorter of lease term or economic life for tenant improvement assets.
(e)	Amortization expense is recognized on a straight-line basis over the terms of the respective leases to which the corresponding deferred leasing costs relate.
(f)	Reflects the reduction of equity in loss of Fund I and Fund II Tucker earned by the Registrant related to Heritage Place for the nine months ended September 30, 2006. The pro forma adjustment primarily results from rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant.

WELLS REAL ESTATE FUND I

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Unaudited)

	Historical(a)	Pro Forma Adjustments
		Prior Dispositions		Black Oak Plaza		Pro Forma Total
REVENUES:
Rental income	$1,023,591	$(589,904	)(b)	$(433,687	)(b)	$0
Reimbursement income	122,343	(26,778)		(95,565)		0
Interest and other income	122,752	(46)		(1,068)		121,638

Total revenues	1,268,686	(616,728)		(530,320)		121,638
EXPENSES:
Property operating costs	428,816	(252,767)		(172,326)		3,723
Depreciation	266,931	(112,302	)(c)	(154,629	)(c)	0
Amortization	53,873	(43,664	)(d)	(10,209	)(d)	0
Legal and accounting	238,056	(9,233)		(19,299)		209,524
Partnership administration	208,077	(377)		0		207,700
Management and leasing fees	67,745	(36,857	)(e)	(30,888	)(e)	0
Bad debt expense	6,055	0		(6,055)		0

Total expenses	1,269,553	(455,200)		(393,406)		420,947

LOSS FROM REAL ESTATE OPERATIONS	(867)	(161,528)		(136,914)		(299,309)

EQUITY IN LOSS OF JOINT VENTURE	(31,787)	29,224	(f)	0		(2,563)

LOSS FROM CONTINUING OPERATIONS	$(32,654)	$(132,304)		$(136,914)		$(301,872)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ALLOCATED TO LIMITED PARTNERS:
Class A	$(138,790)	$(107,555)		$(94,872)		$(341,217)

Class B	$106,136	$(24,749)		$(42,042)		$39,345

NET INCOME (LOSS) FROM CONTINUING OPERATIONS PER LIMITED PARTNER UNIT:
Class A	$(1.41)	$(1.09)		$(0.96)		$(3.46)

Class B	$2.49	$(0.58)		$(0.99)		$0.92

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2005.
(b)	Rental income is recognized on a straight-line basis.
(c)	Depreciation expense is recognized on a straight-line basis over a 40-year life for building assets, a 20-year life for land improvement assets, and lives ranging from 5-25 years for building improvements, and the shorter of lease term or economic life for tenant improvement assets.
(d)	Amortization expense is recognized on a straight-line basis over the terms of the respective leases to which the corresponding deferred leasing costs relate.
(e)	Management and leasing fees are generally calculated at 6% of rental income and tenant reimbursement upon the collection thereof.
(f)	Reflects the reduction of equity in loss of Fund I and Fund II Tucker earned by the Registrant related to Heritage Place for the year ended December 31, 2005. The pro forma adjustment primarily results from rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant.

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